Exhibit 10(b)(1)

           First Amendment to Standstill Agreement with John D. Weil



     Reference is hereby made to the Agreement, entered into as of March 2, 1992, by and between Oglebay Norton Company, a Delaware corporation and John D. Weil ("Weil") (the "Agreement"). Oglebay Norton Company and Weil hereby agree to amend the Agreement as follows:

     1. All references in the Agreement to the Company shall mean Oglebay Norton Company, a Delaware holding company formed in a merger transaction consummated on March 5, 1999.

     2. Section 3(a) of the Agreement is hereby amended to change "11%" to "15%".

     3. Except as hereby amended, the Agreement shall remain in full force and effect, without further modification.

     IN WITNESS WHEREOF, Oglebay Norton Company and Weil have executed this letter agreement on this 14th day of June, 1999.


Oglebay Norton Company

By: /s/ Rochelle Friedman Walk
    --------------------------
Title: Secretary


/s/ John D. Weil
------------------------------
John D. Weil